UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2015

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 27, 2015, CommScope Holding Company, Inc. (the “Company”) issued a press release announcing the proposed offering (the “Offering”) by its wholly owned subsidiaries, CommScope, Inc. (the “Secured Notes Issuer”) and CommScope Technologies Finance LLC (the “Unsecured Notes Issuer”) of $500.0 million in aggregate principal amount of senior secured notes due 2020 (the “Secured Notes”) by the Secured Notes Issuer and $1.5 billion in aggregate principal amount of senior unsecured notes due 2025 (the “Unsecured Notes”) by the Unsecured Notes Issuer, subject to market conditions.

The Secured Notes Issuer expects to use the net proceeds of the Offering of the Secured Notes, together with cash on hand, to repay a portion of the principal amount outstanding under the Company’s existing term loan facility. The Unsecured Notes Issuer intends to use the proceeds of the Offering of the Unsecured Notes, together with cash on hand and borrowings under an incremental term loan facility under the Company’s senior secured credit facilities, to finance the Company’s acquisition (the “Acquisition”) of the Broadband Network Solutions business of TE Connectivity Ltd. (“TE Connectivity”). The proceeds from the issuance and sale of the Unsecured Notes will be held in escrow until the completion of the Acquisition. There can be no assurance that the issuance and sale of the notes will be consummated.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The foregoing information, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, the Acquisition and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company and TE Connectivity as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the control of the Company and TE Connectivity. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory approvals in a timely manner, on terms acceptable to the Company or TE Connectivity or at all; failure to satisfy other closing conditions to the proposed transactions; the risk that the Company will be required to pay the reverse break-up fee under the Stock and Asset Purchase Agreement relating to the Acquisition; the risk that the TE Connectivity businesses to be acquired will not be integrated successfully into the Company or that the Company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure by the Company to realize anticipated benefits of the acquisition; risks relating to unanticipated costs of integration; risks from relying on TE Connectivity for various critical transaction services for an extended period; reductions in customer spending and/or a slowdown in customer payments; failure to manage potential conflicts of interest between or among customers; unanticipated changes relating to competitive factors in the telecommunications industry; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; changes in legislation or governmental regulations affecting the Company and the TE Connectivity businesses to be acquired; international, national or local economic, social or political conditions that could adversely affect the Company, the TE Connectivity businesses to be acquired or their customers; conditions in the credit markets that could impact the costs associated with financing the acquisition; risks associated with assumptions made in connection with the critical accounting estimates, including segment presentation, and legal proceedings of the Company and/or the TE Connectivity businesses to be acquired; and the international operations of the Company and/or the TE Connectivity businesses to be acquired, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and/or the TE Connectivity businesses to be acquired, including those described in each of the Company’s and TE Connectivity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description

99.1	CommScope Holding Company, Inc. press release, dated May 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.

Date: May 27, 2015	By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number:	Description

99.1	CommScope Holding Company, Inc. press release, dated May 27, 2015.